UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2013

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on December 4, 2013, Endologix, Inc. (the “Company”) entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule A thereto, in connection with the registered underwritten public offering of $86,250,000 aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2018 (the “Notes”). In connection with the offering of the Notes, the Company is filing the opinion and consent of its counsel, Stradling Yocca Carlson & Rauth, P.C., regarding the validity of the securities, as Exhibits 5.1 and 23.1 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of Stradling Yocca Carlson & Rauth, P.C.

23.1	Consent of Stradling Yocca Carlson & Rauth, P.C. (included in its opinion filed as Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: December 9, 2013	/s/ Shelley B. Thunen
Shelley B. Thunen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Stradling Yocca Carlson & Rauth, P.C.

23.1	Consent of Stradling Yocca Carlson & Rauth, P.C. (included in its opinion filed as Exhibit 5.1 hereto).